SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 28, 2004

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

425 Walnut Street, Suite 1300, Cincinnati, Ohio	45202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events

On June 28, 2004 Multi-Color Corporation (“Company”) issued a preliminary outlook of financial results for the first quarter ending June 30, 2004. A copy of the press release is attached as Exhibit 99.1.

Exhibits:

Exhibit No.	Description of Exhibit
99.1	Copy of Press Release, dated June 28, 2004, issued by the Company, publicly issuing a preliminary first quarter outlook.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2004	MULTI-COLOR CORPORATION
(Registrant)

	By:	/s/ Dawn H. Bertsche
Dawn H. Bertsche
Vice President-Finance, Chief Financial Officer